UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2021

Mason Industrial Technology, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39955	85-2856616
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

110 E. 59th Street New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(212) 771-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A	MIT.U	New York Stock Exchange
common stock and one-third of one
redeemable warrant
Class A common stock, par value $0.0001 per	MIT	New York Stock Exchange
share
Redeemable warrants, each whole warrant	MIT.W	New York Stock Exchange
exercisable for one share of Class A common
stock at an exercise price of $11.50

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2021, Mason Industrial Technology, Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 50,000,000 units (the “Units”), including the issuance of 5,000,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value of $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company (a “Warrant”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $500,000,000.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-252051):

•	An Underwriting Agreement, dated January 28, 2021, among the Company and Citigroup Global Markets Inc. and Jefferies LLC, as representatives of the several underwriters.

•	A Warrant Agreement, dated January 28, 2021 between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated January 28, 2021, among the Company, and its directors, officers and Mason Industrial Sponsor, LLC.

•	An Investment Management Trust Agreement, dated January 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated January 28, 2021, between the Company and its directors, and Mason Industrial Sponsor, LLC.

•	A Private Placement Warrants Purchase Agreement, dated January 28, 2021 between the Company and Mason Industrial Sponsor, LLC.

•	A Forward Purchase Agreement, dated January 28, 2021 between the Company and Mason Industrial Sponsor, LLC.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Edward A. Rose III.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Derek Satzinger.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Michael Martino.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Philip B. Whitehead.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and James L. Bauman.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Pamela Chepiga.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Diane M. Parisi.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and William B. Plummer.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Marshall C. Sanford, Jr.

On January 28, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On February 2, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 3.02 Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the sale, in a private placement, of 8,813,334 warrants (the “Private Placement Warrants”), to the Company’s sponsor, Mason Industrial Sponsor, LLC, at an aggregate price of, and generating gross proceeds to the Company of, $13,220,000, $10,000,000 of which was placed in the trust account referred to in Item 8.01. The Private Placement Warrants will not be transferable, assignable or salable until 30 days after the Company’s initial business combination, and will have certain registration rights.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2021, in connection with the IPO, the Company adopted its Amended and Restated Articles of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $500,000,000, comprised of $490,000,000 of proceeds from the IPO and $10,000,000 of proceeds from the sale of the Private Placement Warrants, which amount includes $17,500,000 of the underwriters’ deferred discount, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination, (b) the redemption of any Class A common stock sold as part of the Units in the IPO (the “Public Shares”) properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (i) to modify the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if it does not complete its initial business combination within 24 months (or 30 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for its initial business combination within 24 months from the closing of the IPO but has not completed its initial business combination within such 24 month period) from the closing of the IPO, or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Public Shares if it is unable to complete its business combination within 24 months (or 30 months, as applicable) from the closing of the IPO, subject to applicable law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated January 28, 2021, among the Company and Citigroup Global Markets Inc. and Jefferies LLC, as representatives of the several underwriters.

3.1	Amended and Restated Articles of Incorporation of the Company.

3.2	Bylaws of the Company.

4.1	Warrant Agreement, dated January 28, 2021 between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 28, 2021, among the Company, and its directors, officers and Mason Industrial Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated January 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 28, 2021, between the Company and its directors, and Mason Industrial Sponsor, LLC.

10.4	Private Placement Warrants Purchase Agreement, dated January 28, 2021 between the Company and Mason Industrial Sponsor, LLC.

10.5	Forward Purchase Agreement, dated January 28, 2021 between the Company and Mason Industrial Sponsor, LLC.

10.6	Indemnity Agreement, dated January 28, 2021, between the Company and Edward A. Rose III.

10.7	Indemnity Agreement, dated January 28, 2021, between the Company and Derek Satzinger.

10.8	Indemnity Agreement, dated January 28, 2021, between the Company and Michael Martino.

10.9	Indemnity Agreement, dated January 28, 2021, between the Company and Philip B. Whitehead.

10.10	Indemnity Agreement, dated January 28, 2021, between the Company and James L. Bauman.

10.11	Indemnity Agreement, dated January 28, 2021, between the Company and Pamela Chepiga.

10.12	Indemnity Agreement, dated January 28, 2021, between the Company and Diane M. Parisi.

10.13	Indemnity Agreement, dated January 28, 2021, between the Company and William B. Plummer.

10.14	Indemnity Agreement, dated January 28, 2021, between the Company and Marshall C. Sanford, Jr.

99.1	Press Release, dated January 28, 2021.

99.2	Press Release, dated February 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mason Industrial Technology, Inc.

Date: February 2, 2021	By:	/s/ Edward A. Rose III
	Name:	Edward A. Rose III
	Title:	Chief Executive Officer